UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 13, 2023

Assurant, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31978	39-1126612
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

260 Interstate North Circle SE
Atlanta, Georgia 30339
(770) 763-1000
(Address, including zip code, and telephone number, including area code, of Registrant's Principal Executive Offices)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 Par Value	AIZ	New York Stock Exchange
5.25% Subordinated Notes due 2061	AIZN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 13, 2023, the Board of Directors (the “Board”) of Assurant, Inc. (the “Company”) increased the number of directors constituting the Board from thirteen to fourteen and appointed Rajiv Basu to the Board and to the Audit Committee of the Board, effective immediately. These appointments are subject to customary regulatory approval.

Mr. Basu held various global audit and advisory leadership roles at Deloitte & Touche LLP (“Deloitte”) in the firm’s financial services practice, specializing in insurance, from 1987 until his retirement as chief audit quality leader for Southeast Asia in May 2021, having previously served as audit and advisory partner from 2004 to 2020. While with Deloitte, Mr. Basu worked in New York, London, Singapore and Mumbai, and led the firm’s diversity initiative in the northeast from 2005 to 2014.

There are no arrangements or understandings between Mr. Basu and any other person, naming such person, pursuant to which Mr. Basu was selected as a director, and no related party transactions involving Mr. Basu are reportable under Item 404(a) of Regulation S-K.

As compensation for his service as a director, Mr. Basu will receive an annual cash retainer in accordance with the terms and conditions of the Assurant, Inc. Amended and Restated Directors Compensation Plan (the “Directors Compensation Plan”) . Consistent with the terms of the Directors Compensation Plan, Mr. Basu will also receive an annual equity grant, pursuant to the Assurant, Inc. 2017 Long Term Equity Incentive Plan, as amended and restated, of restricted stock units with a grant date fair market value of $160,000. The terms and conditions of this grant will be governed by an agreement substantially in the form of the Assurant, Inc. Restricted Stock Unit Award Agreement for Time-Based Awards for Non-Employee Directors, a copy of which is filed as Exhibit 10.1 hereto.

In connection with Mr. Basu’s appointment, the Company issued a news release on March 13, 2023, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
10.1	Form of Assurant, Inc. Restricted Stock Unit Award Agreement for Time-Based Awards for Non-Employee Directors, effective as of January 18, 2023.
99.1	Press release announcing the appointment of a new director to the Board, dated March 13, 2023.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSURANT, INC.

Date: March 13, 2023	By:	/s/ Mariana Wisk
Name: Mariana Wisk
Title: Senior Vice President and Corporate Secretary